UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Avenue, Suite 500

New York, NY 10151

 (Address of principal executive offices)

John E. Deysher

745 Fifth Ave., Suite 500,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

PINNACLE VALUE FUND                                                                                                                                        1

BERTOLET CAPITAL TRUST

Pinnacle Value Fund Annual Report                                                      December 31, 2023

Dear Fellow Shareholders,

Total Return	2023	2022	2021	2020	2019
Pinnacle Value Fund	25.4%	1.1%	14.3%	3.4%	10.7%
Russell 2000	16.9%	-20.5%	14.8%	20.0%	25.5%
S&P 500	26.3%	-18.1%	28.7%	18.4%	31.5%

(All returns include dividend reinvestment. Past returns do not predict future results. Results do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts.)

Fund Performance

Our Fund’s NAV rose 25.4% in 2023, versus the benchmark Russell 2000 which rose 16.9%.While we feel our stock selection was acceptable, we were hobbled by our large cash position especially in the fourth quarter when hopes for a soft landing drove the stock market higher.

The portfolio remains conservatively positioned and we have the cash to take advantage of any market dislocation. We continue to search for undervalued equites with strong fundamentals and reasonable valuations that provide a margin of safety to help limit the possibility of capital loss.

Overall the markets had a lumpy first three quarters as investors worried about higher inflation and the possibility of a recession. As inflation started to fall, the Fed signaled that the worst of the interest rate hikes were behind and that some rate lowering might be in order at some point. Since the economy remains strong with low unemployment, investors quickly embraced the possibility of a soft landing. Coupled with the excitement surrounding AI and the strong performance of the Magnificent Seven tech stocks (Alphabet/Google, Amazon, Apple, Meta/Facebook, Microsoft, Nvidia, Tesla) it’s easy to see why the market ended 2023 in the black.

Contributors to and Detractors from Performance

As you can see on the following page contributors to performance outweighed detractors.  Our biggest contributors included Daktronics, Graham Corp., Powell Industries and Dorian LPG. Daktronics, a Brookings SD based producer of electronic scoreboards and displays continues to benefit from the construction of new stadiums/ arenas where its scoreboards and displays are an important part of the user experience. Rochester NY based Graham Corp. is doing solid business providing vacuum and heat transfer components to Navy, petrochemical and power generation clients. Houston based Powell Industries continues to supply the electrical equipment and systems to build out the energy infrastructure along the Gulf Coast. Finally, Stamford CT based Dorian LPG continues to benefit from robust demand for liquid petroleum gas (LPG) worldwide for heating, transportation and manufacturing which is delivered by its fleet of super tankers.

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BERTOLET CAPITAL TRUST

Detractors from performance include Williams Industrial Services and Gulf Island Fabrication. After a long struggle Williams Industrial filed for reorganization when they were unable to raise additional capital to keep the business going. While we saw the red flags along the way, we believed the situation would improve and didn’t take appropriate action, all shares were sold for a tax loss. Gulf Island Fabrication also nicked us but the story is better here and it remains our largest position. Management has made significant strides improving the business- selling an unprofitable shipyard asset, favorably resolving major litigation, unwinding breakeven contracts  and making an accretive acquisition.  The key goal now is to win more business for their well located 225 acre Houma, Louisiana facility to absorb excess capacity and boost profit margins.

Outlook & Portfolio Positioning

There has been no change in our fundamental outlook. The market remains volatile as it deals with multiple uncertainties- the Fed’s posture on interest rates, inflation, the health of corporate profits, a ballooning national debt and the possibility of a recession. We believe interest rates will stay higher for longer which may impact demand for homes, autos, appliances and other big ticket purchases.  Corporate profit margins are probably past peak levels for this cycle as more firms are forced to absorb higher labor and material costs in order to maintain business. Credit is tightening as a consequence of earlier bank failures and less credit flowing through the economy probably means slower growth. Finally, many firms leveraged up during the good times and have no room for error should interest rates move higher. We view volatility as our friend and a chance to add positions at favorable prices when the market trades lower and reduce positions at favorable prices when the market trades higher.  Buy low, sell high.

By now you should have received your yearend statement. Should you have any questions about your account or the Fund, don’t hesitate to call or write.  We are positioned to invest our cash as opportunities become available and are searching diligently for such opportunities. Your portfolio manager remains a major Fund shareholder and buys shares opportunistically.

John E. Deysher                                                                                        Pinnacle Value Fund

President & Portfolio Manager                                                                745 Fifth Ave- 500

212-605-7100                                                                                              New York, NY  10151

PINNACLE VALUE FUND                                                                                                                                        3

BERTOLET CAPITAL TRUST

TOP 10 POSITIONS	% net assets
1.Gulf Island Fabrication- engineering/ design/ construction	5.1
2.Culp, Inc.- fabrics for furniture & mattress coverings	5.0
3 Bristow Group- helicopter services to commercial/ government clients	4.3
4. Unifi- texturized nylon/polyester yarn used to produce fabrics	3.8
5. Hurco Cos.- machine tool maker with worldwide distribution	3.8
6. Weyco Group- wholesale & retail shoes	3.7
7. Seacor Marine- offshore supply vessels	2.5
8. Graham Corp.- industrial equipment for govt./commercial clients	2.4
9. Stealthgas- owns/operates fleet of liquid petroleum gas (LPG) tankers	2.4
10. Dorian LPG- owns/operates fleet of liquid petroleum gas tankers	2.3
Total	35.4%

YTD TOP 5 Contributors (includes dividends)
1.Daktronics	3.5%
2. Graham Corp.	3.4
3. Powell Industries	2.9
4. Dorian LPG	2.5
5. Universal Stainless	1.9%

YTD TOP 5 Detractors (includes dividends)
1.Williams Industrial Services	-2.1%
2. Gulf Island Fabrication	-1.1
3. Hurco	-0.3
4. Heartland Transport	-0.1
5. Hope Bancorp	-0.1%

SECURITY CLASSIFICATIONS
Government Money Market Funds	42.3%
Industrial Goods & Services	19.1
Energy	12.5
Consumer Goods & Services	8.2
Construction & Fabrication	5.6
Banks & Thrifts	3.4
Technology	2.9
Closed End & Exchange Traded Funds	2.6
Insurance	1.5
Transportation	1.3
Real Estate	0.6
Total	100.0%

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Schedule of Investments December 31, 2023
Shares/Principal Amount		Basis	Market Value	% of Net Assets

COMMON STOCKS

Apparel & Textiles
47,733	Crown Crafts, Inc.	$ 231,890	$ 236,756
298,275	Culp, Inc. *	1,543,879	1,727,012
199,320	Unifi, Inc. *	1,259,806	1,327,471
		3,035,575	3,291,239	9.53%
Banks & Thrifts
11,007	Hope Bancorp, Inc.	39,801	132,965
52,036	OP Bancorp	425,715	569,794
25,757	PCB Bancorp	317,122	474,702
		782,638	1,177,461	3.41%
Construction & Fabrication
409,552	Gulf Island Fabrication, Inc. *	1,642,024	1,773,360
550	Preformed Line Products Co.	21,177	73,623
		1,663,201	1,846,983	5.35%
Energy
52,239	Bristow Group, Inc. *	660,360	1,476,797
18,170	Dorian LPG Ltd.	98,326	797,118
593	Sabine Royalty Trust	14,617	40,241
67,936	Seacor Marine Holdings, Inc. *	286,907	855,314
39,953	Select Water Solutions, Inc.	231,290	303,243
		1,291,500	3,472,713	10.06%
Furniture & Fixtures
6,353	Ethan Allen Interiors, Inc.	65,501	202,788
4,185	Flexsteel Industries, Inc.	37,086	78,887
20,920	Hooker Furnishings Corp.	278,728	545,594
		381,315	827,269	2.40%
Industrial Metals
14,931	Friedman Industries, Inc.	68,571	230,833
37,323	Universal Stainless & Alloy Products, Inc. *	278,825	749,446
		347,396	980,279	2.84%
Insurance
242,498	First Acceptance Corp. *	217,785	514,096	1.49%

Power Equipment
6,183	AstroNova, Inc. *	52,315	100,536
43,735	Graham Corp. *	330,321	829,652
61,191	Hurco Cos., Inc.	1,391,117	1,317,442
1,080	Powell Industries, Inc.	21,355	95,472
		1,795,108	2,343,102	6.79%
Real Estate
4,207	Getty Realty Corp.	49,720	122,929
1,700	Potlatch Deltic Corp.	37,476	83,470
3,255	Regency Affiliates, Inc.	12,760	15,787
2,000	Tri Pointe Homes, Inc. *	30,475	70,800
		130,431	292,986	0.85%

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        5

BERTOLET CAPITAL TRUST

Schedule of Investments (Continued) December 31, 2023
Shares/Principal Amount		Basis	Market Value	% of Net Assets

Retail
2,000	Shoe Carnival, Inc.	14,439	60,420
13,729	The Buckle, Inc.	187,262	652,402
41,066	Weyco Group, Inc.	934,208	1,287,829
		1,135,909	2,000,651	5.80%

Technology
5,000	Benchmark Electronics, Inc.	101,230	138,200
45,121	Coda Octopus Group, Inc. *	224,188	271,628
59,822	Daktronics, Inc. *	176,880	507,291
9,562	Ultralife Corp. *	41,610	65,213
		543,908	982,332	2.85%
Transportation
26,682	Heartland Express, Inc.	379,993	380,485
1,000	Kirby Corp. *	36,874	78,480
127,217	StealthGas, Inc. *	350,748	821,822
		767,615	1,280,787	3.71%

Total for Common Stock		$12,092,381	$19,009,898	55.08%

Closed-End & Exchange Traded Funds
4,378	Barings Participation Investor	56,770	68,297
17,100	Sprott Gold Miners ETF	316,339	427,262
13,822	Sprott Junior Gold Miners ETF	310,477	406,643

Total for Closed-End & Exchange Traded Funds		$ 683,586	$ 902,202	2.61%

SHORT TERM INVESTMENTS
Money Market Fund
1,000,000	Invesco Government & Agency Portfolio Institutional Class 5.28% **	1,000,000	1,000,000
13,800,979	First American Government Obligation Fund Class Z 5.26% **	13,800,979	13,800,979

Total for Short Term Investments		$14,800,979	$14,800,979	42.89%

	Total Investments	$27,576,946	$34,713,079	100.58%

	Liabilities in excess of other assets		(200,217)	(0.58)%

	Net Assets		$34,512,862	100.00%

* Non-Income producing securities.

** Variable rate security; the money market rate shown represents the yield at December 31, 2023.

The accompanying notes are an integral part of the financial statements.

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BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
December 31, 2023

Assets:
Investment Securities at Market Value	$ 34,713,079
(Identified Cost $27,576,946)
Cash	1,000
Receivables:
Dividends and Interest	88,431
Shareholder Subscription	10,000
Prepaid Expenses	3,795
Total Assets	34,816,305
Liabilities:
Payable to Advisor	278,308
Shareholder Redemption	6,161
Accrued Expenses	18,974
Total Liabilities	303,443
Net Assets	$ 34,512,862

Net Assets Consist of:
Paid-In Capital	$ 25,857,638
Distributable Earnings	8,655,224
Net Assets	$ 34,512,862
Net Asset Value and Redemption Price
Per Share ($34,512,862/2,042,861 shares outstanding), no par value, unlimited
shares authorized	$ 16.89

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        7

BERTOLET CAPITAL TRUST

Statement of Operations
For the year ended December 31, 2023

Investment Income:
Dividends	$ 393,311
Interest	639,228
Total Investment Income	1,032,539
Expenses:
Investment Advisor Fees (Note 3)	394,091
Transfer Agent & Fund Accounting Fees	41,946
Insurance Fees	15,310
Audit Fees	15,001
Trustee Fees	9,600
Custodial Fees	9,388
Registration Fees	5,398
Miscellaneous Fees	4,599
Legal Fees	2,396
Printing & Mailing Fees	1,298
Total Expenses	499,027
Advisory Fees Waived by Advisor	(108,089)
Net Expenses	390,938

Net Investment Income	641,601

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	2,691,559
Capital Gain Distributions from Regulated Investment Companies	6,063
Change in Unrealized Appreciation on Investments	3,834,481
Net Realized and Unrealized Gain on Investments	6,532,103

Net Increase in Net Assets from Operations	$ 7,173,704

The accompanying notes are an integral part of the financial statements.

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BERTOLET CAPITAL TRUST

Statements of Changes in Net Assets
	Year	Year
	Ended	Ended
	12/31/2023	12/31/2022
From Operations:
Net Investment Income	$ 641,601	$ 319,029
Net Realized Gain on Investments	2,691,559	2,190,477
Capital Gain Distributions from Regulated Investment Companies	6,063	8,145
Net Change In Unrealized Appreciation (Depreciation)	3,834,481	(2,154,818)
Net Increase in Net Assets from Operations	7,173,704	362,833

From Distributions to Shareholders:
Distributions	(1,973,918)	(2,747,993)
Total Distributions to Shareholders	(1,973,918)	(2,747,993)

From Capital Share Transactions:
Proceeds From Sale of Shares (a)	3,537,504	987,518
Shares issued in Reinvestment of Dividends	1,828,711	2,534,839
Cost of Shares Redeemed	(5,334,037)	(3,963,292)
Net Increase (Decrease) from Shareholder Activity	32,178	(440,935)

Net Increase (Decrease) in Net Assets	5,231,964	(2,826,095)

Net Assets at Beginning of Year	29,280,898	32,106,993
Net Assets at End of Year	$ 34,512,862	$ 29,280,898

Share Transactions:
Issued	230,633	67,880
Reinvested	113,514	176,031
Redeemed	(344,001)	(252,921)
Net Increase (Decrease) in shares	146	(9,010)
Shares outstanding beginning of Year	2,042,715	2,051,725
Shares outstanding end of Year	2,042,861	2,042,715

(a) Includes Redemption Fees of $428 for the year ended December 31, 2023, and $0 for the year ended December 31, 2022.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        9

BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout each year.
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019
Net Asset Value -
Beginning of Year	$ 14.33	$ 15.65	$ 14.76	$ 14.27	$ 13.21
Net Investment Income *	0.32	0.17	0.19	0.10	0.06
Net Gains or Losses on Securities
(realized and unrealized)	3.27	0.01	1.90	0.39	1.34
Total from Investment Operations	3.59	0.18	2.09	0.49	1.40

Distributions from Net Investment Income	(0.32)	(0.16)	(0.36)	-	- (a)
Distributions from Capital Gains	(0.71)	(1.34)	(0.84)	-	(0.34)
Total Distributions	(1.03)	(1.50)	(1.20)	-	(0.34)

Paid-in Capital from Redemption Fees (Note 2) (a)	-	-	-	-	-

Net Asset Value -
End of Year	$ 16.89	$ 14.33	$ 15.65	$ 14.76	$ 14.27

Total Return	25.37%	1.14%	14.31%	3.43%	10.66%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 34,513	$29,281	$32,107	$29,317	$30,886

Before Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.58%	1.60%	1.56%	1.66%	1.60%
Ratio of Net Income to Average Net Assets	1.69%	0.75%	0.80%	0.37%	0.09%

After Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of Net Income to Average Net Assets	2.03%	1.10%	1.12%	0.79%	0.45%

Portfolio Turnover Rate	22.90%	39.67%	7.48%	48.23%	19.50%

* Per share net investment Income (loss) determined on average shares outstanding during year.

(a) Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

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BERTOLET CAPITAL TRUST

 1.)

ORGANIZATION:

Pinnacle Value Fund (“Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long-term capital appreciation with income as a secondary objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

                        interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks.  Transfers between levels are recognized at the end of a reporting period. Transfer from Level 1 to Level 2 results when a security priced previously with an official close price (Level 1) has no official close price so the bid price is used. The below table summarizes the inputs used at December 31, 2023:

	Level 1	Level 2	Level 3	Total
Equity (a)	$ 19,009,898	$ -	$ -	$ 19,009,898
Closed-end & Exchange Traded Funds	902,202	-	-	902,202
Money Market Funds	14,800,979	-	-	14,800,979
Investments at Market	$ 34,713,079	$ -	$ -	$ 34,713,079

(a) See Schedule of Investments for industry breakout.

PINNACLE VALUE FUND                                                                                                                                        11

BERTOLET CAPITAL TRUST

There were no transfers between levels at period end.  The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) at any time during the year ended December 31, 2023. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For the year ended December 31, 2023, the Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At December 31, 2023 the Fund held approximately 43% of net assets in money market funds.  These include the First American Government Obligations Fund which normally invests in government and agency securities with an objective of maximum current income consistent with capital preservation and maintaining liquidity and the Invesco Government & Agency Fund.

As of December 31, 2023 the Fund had approximately 40% of its assets in First American Government Obligation Fund - Class Z (Ticker: FGZXX). The investment in this fund is approximately 0.0002% of the fund’s net assets which was approximately $85.4 billion dollars at December 31, 2023. If the Adviser determines that it is in the best interest of Fund shareholders, the Adviser may redeem this investment.  Further information on these funds is available at www.sec.gov.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short-term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2023 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder.  There were $428 in early redemption fees for the year ended December 31, 2023, and $0 in early redemption fees for the year ended December 31, 2022.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets up to $300 million, and an annual rate of 1% of the Fund’s average daily net assets thereafter.  For the year ended December 31, 2023, Adviser earned $394,091 in fees which are paid yearly.  For the year ended December 31, 2023, the Adviser waived $108,089 in advisory fees.

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A Fund officer and trustee is also an officer and trustee of the Adviser.  Advisory Agreement provides for expense reimbursement and fee waivers by Adviser, if Fund Annual Total Expenses exceed 1.24%, of average daily net assets through April 30, 2024.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.  Adviser is entitled to recoup $105,697 through December 31, 2024, $103,325 through December 31, 2025, and $108,089 through December 31, 2026.

4.)

PURCHASES AND SALES OF SECURITIES

For year ended December 31, 2023, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $4,276,764 and $8,981,134, respectively.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after October 31, 2023.  Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

For the year ended December 31, 2023 the Fund paid an ordinary income distribution of $0.32 per share, a short-term capital gain of $0.02 per share, and a long-term capital gain of $0.69 per share.  For the year ended December 31, 2022 the Fund paid an ordinary income distribution of $0.16 per share, and a long-term capital gain of $1.34 per share.

The tax nature of distributions paid during the year ended December 31, 2023, and year ended December 31, 2022 and, were as follows:

	2023	2022
Ordinary Income	$ 642,190	$ 295,735
Long Term Capital Gain	$1,331,728	$2,452,258
	$1,973,918	$2,747,993

At December 31, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes	$ 27,615,631

Gross tax unrealized appreciation	$ 7,171,123
Gross tax unrealized depreciation	(73,675)
Net tax unrealized appreciation	7,097,448
Undistributed ordinary income	22,705
Accumulated capital and other gains - net	1,535,071
Total Distributable Earnings	$ 8,655,224

At December 31, 2023, the Fund had no capital loss carryforwards. At December 31, 2023, the Fund had no post-October losses.

6.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; management considers the risk of loss from such claims to be remote.

7.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to year end. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

PINNACLE VALUE FUND                                                                                                                                        13

BERTOLET CAPITAL TRUST

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and

Shareholders of Bertolet Capital Trust

New York, New York

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pinnacle Value Fund, a series of shares of Bertolet Capital Trust, including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of Pinnacle Value Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 22, 2024

 14                                                                                                                                          PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-PORT filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-PORT was filed with the SEC on Nov. 29, 2004. Fund Form N-PORTs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION (Unaudited)

Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (68)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Bruce C. Baughman (75)	Trustee	Unlimited	Private Investor	None
January 2023

Richard M. Connelly (68)	Trustee	Unlimited	Counsel, CCO	None
		Since Inception	JG Wentworth (finance)

James W. Denney (58)	Trustee	Unlimited	Entrepreneur	None
		Since Inception	Private Investor

TRUSTEES AND SERVICE PROVIDERS

Trustees: Bruce C. Baughman, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 50 S.16th Street - 2900, Philadelphia PA 19102

PINNACLE VALUE FUND                                                                                                                                        15

BERTOLET CAPITAL TRUST

 Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur ongoing costs which typically include management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2023	December 31, 2023	July 1, 2023 to December 31, 2023

Actual	$1,000.00	$1,193.60	$6.86
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.95	$6.31

* Expenses are equal to the Fund's annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVERAGE ANNUAL RATE OF RETURN (%) FOR YEAR ENDED DECEMBER 31, 2023

	1 Year	3 Year	5 Year	10 Year
Pinnacle Value Fund	25.37%	13.20%	10.68%	5.33%
Russell 2000 Index	16.93%	2.22%	9.97%	7.16%

Chart assumes an initial investment of $10,000 made on 1/1/2014.  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

PINNACLE VALUE FUND®

A SERIES OF THE

BERTOLET CAPITAL TRUST

ANNUAL REPORT

DECEMBER 31, 2023

www.pinnaclevaluefund.com

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate.

Item 4. Principal Accountant Fees and Services

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of  federal, state and excise tax returns.

                                                                                            FYE 12/31/23      FYE 12/31/22

Audit services                                                                        $12,600                 $12,600

Tax services                                                                             $2,800                   $2,800

Audit committee has adopted pre-approval policies & procedures requiring the audit committee to pre-approve all audit, tax and non-audit services of registrant including services provided to any entity affiliated with registrant. All of principal accountant’s hours spent auditing the registrant’s financial statements were attributable to work performed by full time permanent employees of the principal accountant.

The following table shows all non-audit fees billed by registrant’s principal accountant for services to registrant and registrant’s investment adviser for last 2 years. The audit committee has considered whether non-audit services rendered to registrant’s adviser is compatible with maintaining the accountant’s independence and has concluded that the rendering of non-audit services has not compromised the accountant’s independence.

Non-audit fees                                                                  FYE 12/31/23    FYE 12/31/22

Registrant                                                                                        $0

         $0

Registrant’s Investment Adviser                                                     $0                    $0

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental 7 basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities.

A registrant must disclose: (1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant; (2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized; (3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; (4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and (5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, duly authorized.

By /s/ John E. Deysher

          President

          Bertolet Capital Trust

Date: March 11, 2024